Exhibit 99.1
JOINT FILING AGREEMENT
Pursuant to Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing of this Statement on Schedule 13D including any amendments thereto. This Joint Filing Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.
Dated: May 13, 2010

HG INVESTORS LLC
By:	/s/ Michael Bingle
	Name:	Michael Bingle
	Title:	Co-President

IGLOO INVESTORS LTD.
By:	Michael Bingle
	Name:	Michael Bingle
	Title:	Director and Co-President

SILVER LAKE PARTNERS III, L.P.
By:	Silver Lake Technology Associates III, L.P., its general partner

By:	SLTA III (GP), L.L.C., its general partner

By:	Silver Lake Group, L.L.C., its managing member

By:	/s/ James A. Davidson
	Name:	James A. Davidson
	Title:	Managing Member

CUSIP No.	237596101

SILVER LAKE TECHNOLOGY ASSOCIATES III, L.P.
By:	SLTA III (GP), L.L.C., its general partner

By:	Silver Lake Group, L.L.C., its managing member

By:	/s/ James A. Davidson
	Name:	James A. Davidson
	Title:	Managing Member

SLTA III (GP), L.L.C.
By:	Silver Lake Group, L.L.C., its managing member

By:	/s/ James A. Davidson
	Name:	James A. Davidson
	Title:	Managing Member

SILVER LAKE GROUP, L.L.C.
By:	/s/ James A. Davidson
	Name:	James A. Davidson
	Title:	Managing Member

WARBURG PINCUS PRIVATE EQUITY X, L.P.
By:	Warburg Pincus X, L.P., its general partner

By:	Warburg Pincus X LLC, its general partner

By:	Warburg Pincus Partners, LLC, its sole member

By:	Warburg Pincus & Co., its managing member

By:	/s/ Scott A. Arenare
	Name:	Scott A. Arenare
	Title:	Partner

CUSIP No.	237596101

WARBURG PINCUS X PARTNERS, L.P.
By:	Warburg Pincus X, L.P., its general partner

By:	Warburg Pincus X LLC, its general partner

By:	Warburg Pincus Partners, LLC, its sole member

By:	Warburg Pincus & Co., its managing member

By:	/s/ Scott A. Arenare
	Name:	Scott A. Arenare
	Title:	Partner

WARBURG PINCUS X, L.P.
By:	Warburg Pincus X LLC, its general partner

By:	Warburg Pincus Partners, LLC, its sole member

By:	Warburg Pincus & Co., its managing member

By:	/s/ Scott A. Arenare
	Name:	Scott A. Arenare
	Title:	Partner

WARBURG PINCUS X LLC
By:	Warburg Pincus Partners, LLC, its sole member

By:	Warburg Pincus & Co., its managing member

By:	/s/ Scott A. Arenare
	Name:	Scott A. Arenare
	Title:	Partner

WARBURG PINCUS PARTNERS, LLC
By:	Warburg Pincus & Co., its managing member

By:	/s/ Scott A. Arenare
	Name:	Scott A. Arenare
	Title:	Partner

CUSIP No.	237596101

WARBURG PINCUS & CO.
By:	/s/ Scott A. Arenare
	Name:	Scott A. Arenare
	Title:	Partner

WARBURG PINCUS LLC
By:	/s/ Scott A. Arenare
	Name:	Scott A. Arenare
	Title:	Managing Director

* /s/ Scott A. Arenare
	Name:	Charles R. Kaye
	Title:	Scott A. Arenare,
Attorney-in-Fact

** /s/ Scott A. Arenare
	Name:	Joseph P. Landy
	Title:	Scott A. Arenare,
Attorney-in-Fact

*	The Power of Attorney given by Mr. Kaye was previously filed with the SEC on March 2, 2006 as an exhibit to a statement on Schedule 13D filed by Building Products, LLC with respect to Builders FirstSource, Inc. and is hereby incorporated by reference.

**	The Power of Attorney given by Mr. Landy was previously filed with the SEC on March 2, 2006 as an exhibit to a statement on Schedule 13D filed by Building Products, LLC with respect to Builders FirstSource, Inc. and is hereby incorporated by reference.